EXHIBIT 23

              CONSENT OF SHUMAKER WILLIAMS, P.C.
                 OF CAMP HILL, PENNSYLVANIA
                SPECIAL COUNSEL TO REGISTRANT

           Contained in Opinion Letter as Exhibit 5